UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

PLUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Marathon Blvd., Suite 200, Austin, Texas 78756

(Address of principal executive offices, with zip code)

(737) 255-7194

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2021, Plus Therapeutics, Inc. (the “Company”) and University of Texas Health Science Center at San Antonio, on behalf of the Board of Regents of the University of Texas System (the “Licensor”) entered into a Patent & Technology License Agreement (the “License Agreement”), pursuant to which the Licensor granted the Company an exclusive worldwide license, with the right to sublicense and to make, develop, commercialize and otherwise exploit certain patents, know-how and technology related to the development of biodegradable alginate microspheres (BAM) containing nanoliposomes loaded with imaging and/or therapeutic payloads.

As consideration for the license under the License Agreement, the Company has agreed to pay certain development, regulatory and commercial milestones and royalty payments as further set out in the License Agreement.

The foregoing description of the License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the License Agreement which will be filed by the Company with the Company’s Annual Report on Form 10-K for the year ending December 31, 2021.

Item 7.01	Regulation FD Disclosure.

On January 6, 2022, the Company issued a press release announcing the License Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release Announcing the License Agreement, dated January 6, 2022.

104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2022

PLUS THERAPEUTICS, INC.

By:	/s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D. President and Chief Executive Officer